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                       METLIFE INVESTORS INSURANCE COMPANY
                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                        SUPPLEMENT DATED NOVEMBER 1, 2005
                                       TO
                 PROSPECTUSES DATED MAY 1, 2005, AS SUPPLEMENTED

This supplements the prospectuses dated May 1, 2005 (as supplemented), for the Class A variable annuity contracts (the "Contracts") issued by Metlife Investors Insurance Company, MetLife Investor Insurance Company of California and First MetLife Investors Insurance Company (the "Companies").

As noted in the prospectus for the Contracts in the section captioned "EXPENSES -- Sales Charge," a sales charge is deducted from a purchase payment before it is allocated to an investment portfolio and/or the fixed account. The amount of the sales charge depends on the Contract owner's investment on the day the payment is received. An owner's investment is equal to the total dollar amount of: (1) the purchase payment; (2) any existing account value in the Contract; and (3) the account value of any "related accounts."

The term "related accounts" currently is defined in the prospectus for the Contracts to mean all variable annuity contracts currently in the accumulation phase, issued by the Company, and any additional investment accounts that qualify as related accounts in accordance with our current administrative policies (determined in consultation with your account representative's firm), which are owned by you or your spouse or child under age 21 and which have been identified by your account representative's firm as being related accounts. This definition of "related accounts" will continue to apply to Contracts issued prior to November 1, 2005. However, for contracts issued on and after November 1, 2005, the term "related accounts" will mean all variable annuity contracts currently in the accumulation phase, issued by us, and publicly offered mutual fund shares approved by Edward Jones that are associated with the owner's and joint owner's taxpayer identification number and held in an account at your account representative's firm and for which such firm is the broker dealer of record for the contract.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                                200 Park Avenue
Irvine, CA  92614                                       New York, NY 10166
Telephone:  800-989-3752                                Telephone: 800-989-3752